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                                                                   EXHIBIT 10.15

                                 PROMISSORY NOTE


$1,353,704.00                                                   Phoenix, Arizona
                                                                January 31, 1999


                  FOR VALUE RECEIVED, RAINTREE HEALTHCARE CORPORATION, a Delaware corporation with a principal place of business at 15300 North 90th Street, Suite 100, Building A, Scottsdale, Arizona 85269, AMERICAN PROFESSIONAL HOLDING, INC., a Utah corporation with a principal place of business at 10405 D. Northwest Hwy. #109, Dallas, Texas 75238, AMPRO MEDICAL SERVICES, INC., a Texas corporation with a principal place of business at 10405 D. Northwest Hwy. #109, Dallas, Texas 75238, GAMMA LABORATORIES, INC., a Missouri corporation with a principal place of business at 1908A Greenwood Drive, Poplar Bluff, Missouri 63901, MEMPHIS CLINICAL LABORATORY, INC., a Tennessee corporation with a principal place of business at 4088 Barton, Memphis, Tennessee 38116, and QUEST PHARMACIES, INC., an Arizona corporation with a principal place of business at 470 E. Loop 281, Suite B, Longview, Texas 75605 (herein collectively called the "Maker"), hereby, jointly and severally, promise to pay to the order of David Kremser, Bernice Kremser, Holly Kremser, Michael Kremser, Stanley Kremser and ELK MEADOWS INVESTMENTS, L.L.C. (herein collectively called the "Payee"), at their office located at 784 Yankee Creek Road, Evergreen, CO 80439, or such other place as holder may designate in writing from time to time, in lawful money of the United States of America the principal sum of One Million Three Hundred Fifty-Three Thousand Seven Hundred Four and No/100 Dollars ($1,353,704.00), together with interest at the rate of nine percent (9.0%) per annum, payable in full on January 31, 2004 (the "Maturity Date").

                  Maker shall make quarterly interest payments commencing on April 1, 1999, and on the first day of each July, October and January thereafter with a final payment of the outstanding principal balance plus accrued interest on the Maturity Date. Interest shall be calculated on the basis of a three hundred and sixty five (365) day year.

                  Maker may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

                  The Maker hereby waives presentment, dishonor, protest and demand, diligence, notice of protest, demand and of dishonor, and any other notice otherwise required to be given under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note or any payment hereunder may be extended or subordinated, by forbearance or otherwise, from time to time, without in any way affecting the liability of the Maker. No consent or waiver by the holder hereof with respect to any action or failure to act which, without such consent or waiver, would constitute a breach of any provision of this Note, shall be valid and binding unless in writing and signed by both the Maker and the holder hereof.

                  It shall be an Event of Default under this Note, if any payment due under this Note
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is not paid within fifteen (15) days of the date when due or if an Event of
Default shall occur under any of the Security Documents (as hereinafter defined). In an Event of Default, the entire unpaid principal balance and any accrued but unpaid interest may at the Payee's election become immediately due and payable, and the Maker promises to pay all costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof, including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level).

                  The Maker hereby agrees to pay the contracted rate of interest, which includes interest at the rate set forth herein and all costs and fees associated with obtaining this credit accommodation to the extent any such costs and fees are deemed interest under applicable law. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, except to the extent that such laws are superseded by Federal enactments.

                  This Note is entered into pursuant to that certain Debtors' First Amended Plan of Reorganization dated October 15, 1998 (as amended and supplemented), confirmed by a final Order of the United States Bankruptcy Court for the District of Arizona (Case No. b-98-06583-PHX-GBN) effective January 20, 1999 (the "Plan"), and is secured by those certain Security Agreements and Pledge Agreements (the "Security Documents"), as applicable, dated as of the date hereof on the property referenced in Section 6.3.2(a)(ii) of the Plan.

                  IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


                                        RAINTREE HEALTHCARE CORPORATION,
                                        a Delaware corporation


                                        By:
                                        Name:
                                        Title:



                                        AMERICAN PROFESSIONAL HOLDING, INC.,
                                        a Utah corporation


                                        By:
                                        Name:
                                        Title:

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                                        AMPRO MEDICAL SERVICES, INC., a
                                        Texas corporation


                                        By:       ______________________________
                                        Name:     ______________________________
                                        Title:    ______________________________



                                        GAMMA LABORATORIES, INC., a
                                        Missouri corporation


                                        By:       ______________________________
                                        Name:     ______________________________
                                        Title:    ______________________________



                                        MEMPHIS CLINICAL LABORATORY,
                                        INC., a Tennessee corporation

                                        By:       ______________________________
                                        Name:     ______________________________
                                        Title:    ______________________________



                                        QUEST PHARMACIES, INC.
                                        an Arizona corporation


                                        By:       ______________________________
                                        Name:     ______________________________
                                        Title:    ______________________________

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